Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA 19355
610-722-0900 800-787-3334

3rd Quarter Report
September 30, 2004
(Unaudited)

Managed by:

Morris Capital Advisors, Inc.

September 30, 2004

Dear Fellow Shareholders:

I am pleased to report that combined shareholder assets in the Fund are almost $7 million, despite the difficult financial markets. Over the past year Fund assets have grown from investment performance, new shareholders, and contributions from existing shareholders. I thank each of you for your support of our long-term investment philosophy.

Vote for Stocks

Our nation is currently engaged in a fiercely contested political debate to select our next President. Opinion polls say that voters are deeply divided. There are strong loyalties for each candidates, but even within their respective supporters there is deep division. Some base their support on a strong belief in their candidate, others on their strong dislike of the other. In between are the undecided voters, and pollsters can't agree on the size and significance of this group.

As election day nears the media barrage and rhetoric has become oppressive. We are subjected to a non-stop stream of sound bites and image ads. It's enough to make you want to disengage from the whole process, but in the end voters need to make a decision. Decide to vote for one candidate or the other, because not voting is the worst decision of all.

It's almost as bad as the stock market. If you watch the business media you can find opposing views on any given day. Buy stocks, sell stocks, move to bonds, move to cash. Invest in this company, don't invest in that company, sell the other company short. It's constant, it's confusing, it's oppressive.

I say “Vote for Stocks”. If you look at their record rather than the rhetoric, they have earned your support. Over the past 10 years stocks have generated an average annual return of 11.1%, better than returns on intermediate-term government bonds of 6.1% and better than money market returns of 4.2%. Stocks outperformed bonds and cash more than 60% of the time since 1926. Sure they have disappointed us at times, but if you give them a chance they will reward you for your patience.

The Manor Fund

The Manor Fund rose 12.55%, net of all fees and expenses, during the year ending September 30, 2004. This was less than the S&P 500 index (13.86%), but greater than comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (10.64%). During the 3 years ending September 30, 2004, the Fund generated an annual rate of return of 5.08%, net of all fees and expenses, outperforming both the S&P 500 index and comparable mutual funds (4.03% and 2.67%, respectively). During the 3rd quarter of 2004 the Fund was helped by gains in Kaufman & Broad Home, Occidental Petroleum, Alcan, Vornado Realty Trust, and Norfolk Southern.

Kaufman & Broad rose as home sales remained strong despite the potential for higher interest rates. Occidental Petroleum did better as the higher price of oil boosted the value of reserves and generated increased earnings. Alcan also benefited from the rising price of commodities, in this case aluminum. Vornado Realty Trust rose steadily because the Fed rate hikes helped to lower longer-term interest rates thereby improving the cash flow of this real estate investment trust. Norfolk Southern, a recent addition to the Fund, rose as economic growth raised the prospect of higher revenues and earnings.

Notable laggards during the 3rd quarter include Cardinal Health, Intel, Cisco Systems, Federal National Mortgage Association, and Pfizer. Cardinal Health declined due to concern about a reduction in the growth and profitability of this drug distribution company. Intel and Cisco fell amid a general decline in the technology sector. Fannie Mae suffered from investor concern regarding accounting and regulatory issues. Pfizer declined, along with many drug other companies, as pricing, product efficacy and political issues raised concerns regarding the growth potential of the drug industry.

During the quarter we sold General Motors and purchased Paccar. General Motors has suffered from high fixed costs and weak sales. Paccar, a manufacturer of light, medium and heavy-duty trucks, is well positioned to benefit from increased demand generated by strong economic growth.

The Growth Fund

The Growth Fund rose 13.31%, net of all fees and expenses, during the year ended September 30, 2004. This was less than the S&P 500 index (13.86%), but greater than comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (7.55%). During the 3 years ending September 30, 2004, the Fund generated an annual rate of return of 6.00%, outperforming both the S&P 500 index and comparable mutual funds (4.03% and 0.60%, respectively). The Fund was helped by gains in TXU Corporation, Capital One Financial, Qualcomm, Fedex Corp. and Valero Energy.

TXU and FedEx, two recent additions to the Fund, rallied after raising earnings guidance for the upcoming quarter. TXU improved operating results after restructuring, while FedEx benefits from improving economic growth. Capital One Financial, a credit card issuer, rose because investors expect lower write-offs for bad debt based on better credit quality of its cardholders and improving economic conditions. Qualcomm continued its strong rise this year on better revenue and earnings growth. Valero, an oil refiner, rose as strong oil prices improved operating margins.

Three of the weakest performers in the Fund were tech companies including Intel, Vishay, and Xilinx. All these companies are in the semiconductor industry, which suffered a major decline during the quarter. Intel manufactures microprocessors for many computer products, while Xilinx manufactures specialty chips that can be customized to specific functions by the end user. Vishay manufactures a wide range of components for electronics manufacturers. The Gap also declined during the quarter, following strong performance in the previous quarter, as inventory problems and slowing retail sales hurt results. Express Scripts, a drug distributor, declined as pricing and regulatory issues dampened prospects.

During the quarter we sold Andrx, Cisco, Monster, Tidewater, Universal Health Services, and purchased FedEx, Fortune Brands and TXU. We expect each of these new holdings to benefit from improving economic conditions. Fortune Brands manufactures a wide range of brand name products for the home, hardware, consumer, and office markets.

The Bond Fund

The Bond Fund generated a return of 0.57%, net of all fees and expenses, for the most quarter ending September 30, 2004, less than the return of the Lehman Intermediate Treasury index and the Lipper US Government mutual fund index (2.71% and 2.25%, respectively). For the year ending September 30, 2004 the Fund generated a return of 0.01% less than the Lehman Intermediate Treasure index (2.50%) and the Lipper US Government mutual fund index (2.54%). The Fund's investment portfolio of US Treasury securities has an average yield to maturity of 1.61%, an average maturity for the entire portfolio approximating 2 years, and an average duration of 2.0 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The fund is managed to provide a low-risk alternative for conservative investors.

Earnings will Deliver

The stock market is indeed susceptible to political and emotional forces, but over the long-term it is earnings that drive stocks. Over the past 20 years operating earnings for the S&P 500 stocks increased by 6.9% annually. Based on an current earnings multiple of 20.1, slightly below the 20-year average, this translates into an attractive return before dividends.

Over those years we faced many difficulties similar to today's, but through it all economic growth persisted. If you believe, as I do, that our economy will continue to grow in the future, then stocks continue to be the best place to put your long-term investment assets.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
September 30, 2004
(Unaudited)

Description	Shares	Market Value

Common Stocks 97.0%

Consumer Staples	5.9%
Pepsico Inc	1,560	$ 75,910
Reebok Int'l Ltd	2,090	76,723
		152,633
Retail	5.4%
Best Buy Co., Inc	1,550	84,010
Cardinal Health Inc	1,305	57,133
		141,143
Medical	11.8%
Anthem*	920	80,390
Johnson & Johnson	1,350	76,018
Manor Care	2,590	77,441
Pfizer	2,350	71,910
		305,759
Automobile	1.7%
Paccar Inc	630	43,546
		43,546
Basic Materials	3.6%
Alcan Inc	1,940	92,732
		92,732
Industrial Products	3.6%
Deere	980	63,210
		63,210
Construction	2.4%
KB Home	1,020	86,180
		86,180
Multi-Industry	5.8%
General Electric	2,270	76,272
Tyco Intl Ltd	2,440	74,835
		151,107
Computer	10.2%
Cisco*	2,350	42,535
Citrix Systems*	2,570	45,026
Hewlett-Packard	1,960	36,730
Intel	2,980	59,779
IBM	950	81,301
		265,371
Aerospace	2.4%
Boeing	1,230	63,431
		63,431
Oil	9.7%
Devon Energy	1,220	86,657
Nabors*	1,310	61,937
Occidental Petrol	1,820	101,901
		250,495
Finance	23.3%
Allstate Corp	1,830	87,822
Citigroup	1,969	86,872
Fed Nat Mtg Assoc	1,120	71,008
Freddie Mac	1,440	94,032
MBNA Corp	3,070	77,364
Shurguard Storage	2,060	79,640
Vornado Realty Tr	1,710	107,029
		603,767
Utilities	2.7%
Exelon	1,940	71,120
		71,120
Transportation	2.8%
Norfolk Southern	2,410	71,649
		71,649
Miscellaneous	5.9%
Barra Value Idx	1,340	77,144
SPDR Trust	690	77,066
		154,210

Total Common Stock
(Cost $2,165,194)	97.0%	2,516,353

Short-Term Investments 2.9%
Money Market Fund		75,908
		75,908

Total Value Of Investments	100.1%	2,592,261

Other Assets (Liabilities), Net	-0.1%	(3,607)

TOTAL NET ASSETS 100.0%		$ 2,558,654

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
September 30, 2004
(Unaudited)

Quarter and Annualized Total Return for Periods Ending September 30, 2004
	Manor Fund	Lipper LC Core Funds	S&P 500 Index
3rd Quarter	-1.63%	-2.38%	-1.87%
1 Year	12.55%	10.64%	13.86%
3 Year Annualized	5.08%	2.67%	4.03%
5 Year Annualized	-2.80%	-3.00%	-1.29%
Annualized since inception 12/31/93	4.15%	5.52%	9.17%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.

MANOR FUND TOP HOLDINGS AND INDUSTRY SECTORS

Top Company Holdings

Top Industry Sectors

Company	% of Net Assets	Industry	% of Net Assets
Vornado Realty Tr	4.1%	Finance	23.3%
Occidental Petrol	3.9%	Medical	11.8%
Freddie Mac	3.6%	Computer	10.2%
Alcan	3.6%	Oil	9.7%
Allstate	3.4%	Miscellaneous	5.9%

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
September 30, 2004
(Unaudited)

Description	Shares	Market Value

Common Stocks 95.2%

Consumer Staples	1.7%
Jones Apparel Grp	1,270	$ 45,466
		45,466
Consumer Disc.	10.1%
Barnes & Noble*	1,980	73,260
Cendent Corp*	3,910	84,456
InterActive Corp*	1,570	34,571
Mohawk*	920	73,039
		265,326
Retail	14.4%
Amerisource Berg	1,050	56,395
Bed, Bath, Beyond*	1,700	63,087
Ebay*	1,080	99,295
Gap, Inc	4,020	74,973
Staples*	2,890	86,180
		379,930
Medical	13.4%
Cytyc Corp*	3,230	78,005
Express Scripts*	1,230	80,368
Forest Labs*	940	42,262
Ivax Corp*	3,553	68,040
Quest Diagnostics*	950	83,809
		352,484
Multi-Industry	2.9%
Fortune Brands	1,030	76,313
		76,313
Computer	21.1%
Dell*	2,630	93,628
First Data Corp*	635	27,622
Intel	3,200	64,192
Microsoft Corp	3,260	90,139
Qualcomm Inc	2,640	103,066
Tech Select SPDR*	2,400	45,888
Vishay Intertec*	4,170	53,793
Xilinx*	2,930	79,110
		557,438
Oil	3.5%
Valero Energy	1,140	91,440
		91,440
Finance	19.5%
Ace Limited	2,130	85,328
American Int'l Grp	1,160	78,868
Capital One	1,290	95,331
Chelsea Prop Grp	1,460	97,966
Hospitality Prop Tr	2,020	85,830
Washington Mutual	1,800	70,344
		513,667
Transportation	2.7%
Fedex Corp	820	70,266
		70,266
Utilities	3.4%
TXU Corp	1,890	90,569
		90,569
Miscellaneous	2.5%
Barra Growth Idx	1,220	65,709
		65,709

Total Common Stock
(Cost $2,575,949)	95.2%	2,508,608

Short-Term Investments 4.8%
Money Market Fund		127,752
		127,752

Total Value Of Investments	100.2%	2,636,360

Other Assets (Liabilities), Net	-0.2%	(5,441)

TOTAL NET ASSETS 100.0%		$ 2,630,919

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
September 30, 2004
(Unaudited)

Quarter and Annualized Total Return for Periods Ending  September 30, 2004

Growth Fund
		Lipper LC Growth Funds	S&P 500 Index
3rd Quarter	-5.31%	-4.39%	-1.87%
1 Year	13.31%	7.55%	13.86%
3 Year Annualized	6.00%	0.60%	4.03%
5 Year Annualized	-0.82%	-8.15%	-1.29%
Annualized since inception 6/30/93	-1.41%	-8.71%	-2.43%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.

GROWTH FUND TOP HOLDINGS AND INDUSTRY SECTORS

Top Company Holdings

Top Industry Sectors

Company	% of Net Assets	Industry	% of Net Assets
Qualcomm	3.9%	Computer	21.1%
Ebay	3.8%	Finance	19.5%
Chelsea Prop Tr	3.7%	Retail	14.4%
Capital One	3.6%	Medical	13.4%
Dell Computer	3.6%	Consumer Disc.	10.1%

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
September 30, 2004
(Unaudited)

Description

	Face Amount	Value

Government Bonds         89.5%

U.S. Treasury 2.000% Due 11-30-04	300,000	300,094
U.S. Treasury 1.500% Due 02-28-05	200,000	199,625
U.S. Treasury 5.875% Due 11-15-05	50,000	51,984
U.S. Treasury 1.875% Due 11-30-05	300,000	298,688
U.S. Treasury 2.250% Due 02-15-07	100,000	98,875
U.S. Treasury 3.250% Due 08-15-07	200,000	202,125
U.S. Treasury 3.125% Due 10-15-08	200,000	199,687

Total US Government Bonds 89.5% (Cost $1,351,867)		1,351,078

Short-Term Investments 9.9%

Money Market Funds
		149,575
		149,575

Total Value of Investments 99.4%
		1,500,653

Other Assets (Liabilities), Net 0.6%
		7,136

TOTAL NET ASSETS 100.0%
		$ 1,507,789

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
September 30, 2004
(Unaudited)

Quarter and Annualized Total Return for Periods Ending September 30, 2004

	Bond Fund	Lipper US Gov't Fund Index	Lehman Intermediate Gov't Index
3rd Quarter	0.57%	2.71%	2.25%
1 Year	0.01%	2.50%	2.54%
3 Year Annualized	2.16%	4.48%	4.72%
5 Year Annualized	4.31%	6.48%	6.42%
Annualized since inception 6/30/99	4.18%	6.23%	6.32%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.

BOND FUND TOP FIVE HOLDINGS

Security
% of Net Assets

US Treasury 2.000% due 11/30/04	19.9%
US Treasury 1.875% due 11/30/05	19.8%
US Treasury 3.250% due 8/15/07	13.4%
US Treasury 1.500% due 2/28/05	13.2%
US Treasury 3.125% due 10/15/08	13.2%

Manor Investment Funds, Inc.

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900 800-787-3334

www.manorfunds.com